EXECUTION COPY

LOAN RESTRUCTURING AGREEMENT

by and between

BROADCAST INTERNATIONAL, INC.

and

CASTLERIGG MASTER INVESTMENTS LTD.

Dated as of December 16, 2010

This LOAN RESTRUCTURING AGREEMENT, dated as of December 16, 2010 (this “Agreement”), is entered into by and between Broadcast International, Inc., a Utah corporation (the “Company”), and Castlerigg Master Investments Ltd., a fund advised by Sandell Asset Management Corp. (the “Lender”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in Section 1 hereof.

W I T N E S S E T H:

WHEREAS, the Company and the Lender are parties to a Securities Purchase Agreement dated as of December 21, 2007, as amended, modified or supplemented from time to time (the “Existing Purchase Agreement”), pursuant to which the Lender, among other things, loaned $15,000,000 to the Company (the “Existing Loan”) in exchange for the issuance by the Company to the Lender of 1,000,000 shares of the Company’s Common Stock, a warrant to purchase up to 1,875,000 shares of Common Stock (the “Existing Warrant”) and a Senior Secured Convertible Note with original principal amount of $15,000,000, as amended (the “Existing Note”);

WHEREAS, the Company has engaged Philadelphia Brokerage Corporation (“Placement Agent”) as placement agent for the sale and issuance of up to $15,000,000 of Common Stock to qualified institutional buyers and accredited investors (the “Private Offering”);

WHEREAS, in connection with the Private Offering, the Company and the Lender each wishes to restructure the Existing Loan by (a) amending the Existing Note through the Company’s execution and delivery of an Amended and Restated Senior Convertible Note substantially in the form attached hereto as Exhibit A (the “Amended Note”) and (b) cancelling the Existing Warrant in exchange for, among other things, the payment by the Company of $2,500,000 in cash, and the issuance by the Company of (i) a number of shares of Common Stock equal to (A) $3,500,000, divided by (B) the price per share of Common Stock paid by investors in the Private Offering (the “Full Issuance Shares”), subject to reduction in accordance with the terms hereof, and, if required to be issued pursuant to the terms hereof, (ii) the Warrant, to the Lender;

WHEREAS, contemporaneously with the consummation of the transactions contemplated hereby, the Parties will execute and deliver an Investor Rights Agreement substantially in the form attached hereto as Exhibit B (the “Investor Rights Agreement”), pursuant to which the Company will provide, among other things, certain registration rights and board observation rights to the Lender; and

WHEREAS, this Agreement has been negotiated among the Parties in good faith and at arm’s length and, as executed, reflects the conclusions of each Party that this Agreement, and the transactions contemplated by this Agreement, are fair, equitable, and in the best interests of such Party.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

NY:1315865.11

SECTION 1.

DEFINITIONS

1.1

Certain Defined Terms.  Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings specified in the Amended Note.  In addition, as used in this Agreement, the following terms shall have the following meanings:

“8-K Filing” has the meaning set forth in Section 4.5 hereof.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Amended Note” has the meaning set forth in the recitals to this Agreement.

“Articles of Incorporation” has the meaning set forth in Section 5.1(r).

“BHCA” has the meaning set forth in Section 5.1(jj).

“Bridge Note Documents” means (a) the Bridge Notes by the Company in favor of ACT Capital Partners, LP, Amir L. Ecker, and Amir L. Ecker IRA, dated December 1, 2010 in the aggregate principal sum of $1,000,000 and (b) all other agreements, instruments and documents executed by the Company pursuant thereto, in each case, as amended, amended and restated, refinanced, extended, supplemented and/or otherwise modified from time to time in accordance with the Amended Note.

“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by any Requirements of Law to remain closed.

“Bylaws” has the meaning set forth in Section 5.1(r).

“Cash Payment” has the meaning set forth in Section 2.1.

“Closing” has the meaning set forth in Section 3.1 hereof.

“Closing Date” means the date on which all of the documents and all of the transactions contemplated by Section 3 hereof shall be delivered and consummated, as applicable.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Collateral” has the meaning set forth in Section 2.4.

“Common Stock” means the common stock of the Company, par value $0.05 per share.

“Company” has the meaning set forth in the preamble of this Agreement.

“Contingent Obligations” has the meaning set forth in Section 5.1(s).

“Conversion Shares” has the meaning set forth in Section 5.1(b).

“Environmental Laws” has the meaning set forth in Section 5.1(y).

“Excess Shares” has the meaning set forth in Section 2.2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Guaranties” means those certain Guaranties dated on or about December 21, 2007 and executed by each of the Company’s Subsidiaries in favor of the Lender.

“Existing Loan” has the meaning set forth in the recitals to this Agreement.

“Existing Note” has the meaning set forth in the recitals to this Agreement.

“Existing Purchase Agreement” has the meaning set forth in the recitals to this Agreement.

“Existing Warrant” has the meaning set forth in the recitals to this Agreement.

“Federal Reserve” has the meaning set forth in Section 5.1(jj).

“Frenkel Loan Documents” means (a) the 5% Convertible Note issued by the Company in favor of Leon Frankel, dated October 28, 2006 in the principal sum of $1,000,000 and (b) all other agreements, instruments and documents executed by the Company pursuant thereto, in each case, as amended, amended and restated, refinanced, extended, supplemented and/or otherwise modified from time to time in accordance with the Subordination Agreement and the Amended Note.

“Full Issuance Shares” has the meaning set forth in the recitals.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Guaranties” means guaranties to be executed by each of the Company’s Subsidiaries in favor of the Lender at the Closing in a form satisfactory to the Parties.

“Hazardous Materials” has the meaning set forth in Section 5.1(y).

“Indebtedness” has the meaning set forth in Section 5.1(s).

“Indemnified Liabilities” has the meaning set forth in Section 8.3.

“Indemnitees” has the meaning set forth in Section 8.3.

“Insolvent” has the meaning set forth in Section 5.1(l).

“Intellectual Property Rights” has the meaning set forth in Section 5.1(x).

“Investor Rights Agreement” has the meaning set forth in the recitals hereto.

“Lender” has the meaning set forth in the preamble to this Agreement.

“Lien” means any mortgage, lien, pledge, charge, security interest or other encumbrance.

“Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents.

“Outside Closing Date” has the meaning set forth in Section 7.1(a) hereof.

“Partial Issuance Shares” has the meaning set forth in Section 2.2(b).

“Parties” means the parties to this Agreement as identified in the preamble to this Agreement and signatory pages hereto.

“Person” has the meaning set forth in Section 5.1(s).

“Placement Agent” has the meaning set forth in the recitals to this Agreement.

“Pledge Agreement” means that certain Pledge Agreement dated on or about December 21, 2007 and entered into between the Company and the Lender pursuant to the Existing Purchase Agreement.

“Principal Market” has the meaning set forth in Section 5.1(d).

“Private Offering” has the meaning set forth in the recitals to this Agreement.

“Regulation D” means Regulation D as promulgated by the SEC under the Securities Act.

“Requirements of Laws” means any United States federal, state and local law, and any other laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any Governmental Authority or common law applicable to the Company.

“Rule 144” has the meaning set forth in Section 5.2(f).

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Documents” has the meaning set forth in Section 5.1(k).

“Securities” has the meaning set forth in Section 5.1(b).

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Agreement” means that certain Securities Agreement dated on or about December 21, 2007 and entered into among the Company, its Subsidiaries and the Lender pursuant to the Existing Purchase Agreement.

“Security Documents” has the meaning set forth in Section 2.4.

“Security Interest Termination” has the meaning set forth in Section 2.4.

“Shares” means the Full Issuance Shares or, to the extent the Lender makes an election pursuant to Section 2.2(b), the Partial Issuance Shares.

“Subordination Agreement” means the Subordination Agreement to be entered into among the Company, Leon Frenkel and the Lender, in form and substance satisfactory to the Lender.

“Subsidiaries” has the meaning set forth in Section 5.1(a).

“Trading Affiliates” has the meaning set forth in Section 5.2(k).

“Transaction Documents” means this Agreement (including all exhibits and schedules hereto), the Amended Note, the Warrant (if required to be issued pursuant to the terms hereof), the Guaranties, the Investor Rights Agreement, the Subordination Agreement and each of the other agreements required to be entered into by the Parties in connection with the transactions contemplated by this Agreement.

“UCC” means the Uniform Commercial Code as in effect in the State of Utah.

“Warrant” has the meaning set forth in Section 2.2(b).

“Warrant Shares” has the meaning set forth in Section 2.2(b).

1.2

Other Definitional Provisions.

(a)

Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

(b)

The words “hereof,” “herein,” “hereby,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation.”

(c)

The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(d)

Unless the context otherwise requires, references herein:  (i) to Articles, Sections, Exhibits and Schedules mean the Articles and Sections of, and the Exhibits and Schedules attached to, this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder.

(e)

The Schedules and Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.

(f)

Titles to Articles and headings of Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Agreement.

(g)

This Agreement and the Transaction Documents shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting an instrument or causing any instrument to be drafted.

SECTION 2.

LOAN RESTRUCTURE

2.1

Cash Payment.  At the Closing, the Company shall pay to the Lender a one-time cash payment of $2,500,000 (the “Cash Payment”) by wire transfer of immediately available funds to a bank account designated by the Lender.

2.2

Issuance of the Shares and the Warrant.

(a)

At the Closing, the Company shall issue and sell to the Lender, and the Lender shall purchase from the Company for consideration set forth herein, (i) the Shares, which shall, upon issuance, be duly authorized, validly issued, fully paid, nonassessable and free and clear of all taxes and Liens and, if required to be issued pursuant to Section 2.2(b), (ii) the Warrant, which shall, upon issuance, be duly authorized and validly issued.

(b)

Notwithstanding anything to the contrary contained in this Agreement, in the event that the issuance by the Company of the Full Issuance Shares would result in the Lender (together with its affiliates) beneficially owning in excess of 9.90% of the shares of Common Stock outstanding immediately after giving effect to such issuance, as determined by the Lender, then Lender may at its option provide the Company with written notice at or prior to the Closing that it elects for the Full Issuance Shares to be reduced by a number of shares of Common Stock (the “Excess Shares”) that, when subtracted from the number of Full Issuance Shares, will result in the Lender and its affiliates beneficially owning less than 9.90% of the shares of Common Stock outstanding immediately after giving effect to such issuance, as determined by the Lender.  In such event, at the Closing, the Company shall issue (i) a number of shares of Common Stock equal to the excess of the Full Issuance Shares over the Excess Shares (the “Partial Issuance Shares”) and (ii) a warrant, in substantially the form attached as Exhibit C hereto (the “Warrant”), to purchase a number of shares of Common Stock equal to the number of Excess Shares (the “Warrant Shares”) on the terms and conditions set forth in the Warrant.

2.3

Amendment and Restatement of Senior Secured Promissory Note.  Effective at the Closing, the Existing Note, including any and all amendments thereto, shall be amended and restated in its entirety by the Amended Note substantially in the form attached hereto as Exhibit A, and the terms set forth in the Existing Note shall be superseded in their entirety by the terms set forth in the Amended Note.

2.4

Termination of Security Interest.  At the Closing, the security interests in the assets of the Company and its Subsidiaries (the “Collateral”) and other rights and interest granted by the Company and its Subsidiaries pursuant to the Pledge Agreement, the Security Agreement and the Existing Guaranties (collectively, the “Security Documents”), shall be terminated and all rights of the Lender with respect to the Collateral pursuant to the Security Documents or otherwise shall revert to the Company (the “Security Interest Termination”).  Upon such Security Interest Termination, the Lender hereby authorizes the Company to file any UCC termination statements necessary to effect such termination and the Lender will execute and deliver to the Company any additional documents or instruments as the Company may reasonably request to evidence such Security Interest Termination.

2.5

Termination of the Existing Warrant.  At the Closing, the Existing Warrant, including any and all amendments thereto, shall be terminated and the rights of the Lender thereunder shall be extinguished.

2.6

Termination of the Full Ratchet Amendment and Extension Agreements.  For the avoidance of doubt, after consummation of the transactions contemplated hereunder and fulfillment by the Company of all of its obligations under that certain letter agreement, dated as of the date hereof, between the Company and the Lender, a copy of which is attached hereto as Annex A, at the Closing, (a) that certain Full Ratchet Amendment and Extension Agreement, dated as of July 30, 2010, by and between the Company and the Lender, (b) that certain Fourth Amendment and Extension Agreement, dated as of October 29, 2010, by and between the Company and the Lender and (c) that certain Fifth Amendment and Extension Agreement, dated as of November 15, 2010, by and between the Company and the Lender, shall be terminated and the rights of the parties thereunder shall be extinguished.

SECTION 3.

CLOSING CONDITIONS

3.1

Closing.  The closing (the “Closing”) shall take place at 10:00 A.M. Mountain Standard time on the second Business Day following the date on which all of the conditions set forth in Section 3.4 hereof have been satisfied or waived, or such other time as the Parties may mutually agree.  The Closing shall take place remotely via the exchange of documents and signatures.

3.2

Closing Deliveries of the Lender.  On or prior to the Closing Date, the Lender shall deliver (or cause to be delivered) to the Company each of the following documents:

(a)

the Existing Note for replacement at the Closing in accordance with Section 2.3 hereof; provided, however, that effective upon the occurrence of the Closing, the Existing Note shall be of no further force and effect, whether or not it is delivered as set forth in this sentence;

(b)

the Existing Warrant for cancellation at the Closing in accordance with Section 2.5 hereof; provided, however, that effective upon the occurrence of the Closing, the Existing Warrant shall be of no further force and effect, whether or not it is delivered as set forth in this sentence;

(c)

a copy of the Investor Rights Agreement, executed by the Lender; and

(d)

any UCC termination statements necessary to effect the Security Interest Termination and any additional documents or instruments as the Company shall reasonably request to evidence such termination.

3.3

Closing Deliveries of the Company.  On or prior to the Closing Date, the Company shall deliver (or cause to be delivered) to the Lender each of the following:

(a)

the Cash Payment pursuant to Section 2.1 hereof;

(b)

one or more stock certificate(s) representing the Shares, duly executed by the Company, pursuant to Section 2.2(a) hereof;

(c)

if required to be issued pursuant to Section 2.2(b), the Warrant, duly executed by the Company;

(d)

the Amended Note, duly executed by the Company, pursuant to Section 2.3 hereof;

(e)

a copy of the Investor Rights Agreement, duly executed by the Company;

(f)

copies of the Guaranties, duly executed by the Company’s Subsidiaries;

(g)

a certificate of the Secretary or any Assistant Secretary of the Company, dated as of the Closing Date, in form and substance reasonably satisfactory to the Lender, certifying (i) the resolutions of the Board of Directors of the Company authorizing the execution and performance of this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) the incumbency and signatures of the representative(s) of the Company and its Subsidiaries signing, as applicable, this Agreement and each of the other Transaction Documents, (iii) the Company’s Articles of Incorporation and (iv) the Company’s Bylaws, each in effect at the Closing;

(h)

an Officer’s Certificate (or its equivalent) of the Company, dated as of the Closing Date, certifying that (i) the representations and warranties of the Company contained in this Agreement were true and correct when made and are true and correct as of the Closing Date with the same force and effect as if made as of the Closing Date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties were true and correct as of that date); and (ii) the covenants and agreements contained in this Agreement to be complied with by the Company on or before the Closing Date have been complied with;

(i)

a non-foreign affidavit of the Company, dated as of the Closing Date, sworn under penalty of perjury and in form and substance required under Section 1.1445-2(b)(2) of the United States Treasury regulations promulgated under the Code;

(j)

the opinion of Holland & Hart, dated as of the Closing Date, in form and substance reasonably satisfactory to the Lender;

(k)

a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in each such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) days of the Closing Date;

(l)

a certified copy of the Articles of Incorporation as certified by the Secretary of State (or comparable office) of the State of Utah dated within ten (10) days of the Closing Date;

(m)

a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days prior to the Closing Date;

(n)

the Subordination Agreement, duly executed by the Company and Leon Frenkel;

(o)

a copy of all amendments, supplements and/or other modifications to any of the Frenkel Loan Documents (if any), in each case, in form and substance satisfactory to the Lender, which shall, among other things, extend the maturity date of the Indebtedness evidenced thereby to a date after the maturity date of the Amended Note;

(p)

evidence reasonably satisfactory to the Lender that the Company has raised a minimum of $8,500,000 but not more than $15 million in the Private Offering on terms acceptable to the Lender;

(q)

a copy of all consents, waivers or approvals required to be obtained by the Company with respect to the consummation of the transactions contemplated by this Agreement or any other Transaction Documents;

(r)

evidence reasonably satisfactory to the Lender that the Indebtedness represented by the Bridge Note Documents has been converted into shares of Common Stock at the per share purchase price paid by investors in the Private Offering or that the holders of the Indebtedness evidenced by the Bridge Note Documents have been repaid all amounts due under the Bridge Note Documents;

(s)

the escrow agreement contemplated by the Amended Note, in form and substance reasonably acceptable to the Lender; and

(t)

such other instruments, agreements or documents as the Lender shall reasonably require to consummate the transactions contemplated by this Agreement or any other Transaction Document.

3.4

Other Conditions to Closing.

(a)

The obligations of the Lender to effect the transactions contemplated by this Agreement are subject to the satisfaction or, to the extent permitted by the Requirements of Law, the waiver by the Lender on or prior to the Closing Date of each of the following conditions:

(i)

the Company shall have made each of the deliveries required pursuant to Section 3.3 hereof;

(ii)

the representations and warranties of the Company and contained in this Agreement shall have been true and correct when made and shall be true and correct as of the Closing Date with the same force and effect as if made as of the Closing Date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall have been true and correct as of that date);

(iii)

the covenants and agreements contained in this Agreement to be complied with by the Company on or before the Closing Date shall have been complied with;

(iv)

no order issued by a court of competent jurisdiction or by a Governmental Authority, nor any Requirement of Law or other legal restraint or prohibition, shall be in effect that would make the transactions contemplated by this Agreement or any other Transaction Document illegal or otherwise prevent the consummation thereof;

(v)

there shall be no litigation, legal proceeding or dispute, threatened or commenced, seeking to challenge or block the issuance of the Amended Note or the consummation of any other transactions contemplated by this Agreement or the other Transaction Documents;

(vi)

the Securities (i) shall be designated for quotation or listed on the Principal Market and (ii) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market; and

(vii)

since the date of this Agreement, no event, condition or circumstance shall have occurred, or worsened, that has had, or would be reasonably likely to have, a Material Adverse Effect.

(b)

The obligation of the Company to effect the transactions contemplated by this Agreement are subject to the satisfaction or, to the extent permitted by the Requirements of Law, the waiver by the Company on or prior to the Closing Date of each of the following conditions:

(i)

the Lender shall have made each of the deliveries required pursuant to Section 3.2 hereof;

(ii)

the Company shall have raised a minimum of $8,500,000 in the Private Offering;

(iii)

the representations and warranties of the Lender contained in this Agreement shall have been true and correct when made and shall be true and correct as of the Closing Date with the same force and effect as if made as of the Closing Date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall have been true and correct as of that date); and

(iv)

no order issued by a court of competent jurisdiction or by a Governmental Authority, nor any Requirement of Law or other legal restraint or prohibition, shall be in effect that would make the transactions contemplated by this Agreement illegal or otherwise prevent the consummation thereof.

SECTION 4.

COVENANTS OF COMPANY

4.1

Covenants Regarding the Incurrence of Indebtedness.  From the date hereof until the Closing Date:

(a)

The Company shall not create, incur, permit to exist or have (i) any Liens upon or with respect to any part of the Company’s assets or properties or (ii) outstanding Indebtedness that is not or would not be subordinated to the obligations of the Company under the Amended Note; and

(b)

The Company shall not declare or pay any dividend or make any other distribution, or set aside any sum for any such purpose.

4.2

SEC Filings.  The Company shall comply in all material respects with the Exchange Act and the rules and regulations of the SEC promulgated thereunder and no Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K  (or any amendment thereto) or other instrument filed by the Company with the SEC during such period shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.3

Notice of Certain Events.  From the date hereof until the Closing Date, the Company shall promptly notify the Lender in writing after learning of any event, condition, fact or circumstance that would make the timely satisfaction of any of the conditions set forth in Section 3.4(a) hereof impossible or not reasonably likely.  Without limiting the generality of the foregoing, the Company shall advise the Lender in writing of (i) any legal proceeding or claim threatened in writing, commenced or asserted against or with respect to the transactions contemplated by this Agreement; (ii) the occurrence or existence of any event, condition or circumstance that has had, or would be reasonably likely to have, a Material Adverse Effect; or (iii) any breach of any representation or warranty of the Company contained herein.  No such notice shall limit or modify in any way, or act as or result in a waiver of the Company’s obligations with respect to any breach of any of the representations, warranties, covenants or agreements contained herein (including, without limitation, conditions to Closing or indemnification obligations).

4.4

Securities Law Matters.  The Company shall file a Form D with respect to the Securities as required pursuant to Regulation D and provide a copy thereof to Lender promptly after such filing.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Lender at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Lender on or prior to the Closing Date.  The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

4.5

Disclosure of Transactions and Other Material Information.  On or before 9:00 a.m., New York City time, on the second Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching the material Transaction Documents (including this Agreement, the form of Amended Note, the form of Investor Rights Agreement and the form of the Guaranties as exhibits to such filing (including all attachments, the “8-K Filing”)).  From and after the filing of the 8-K Filing with the SEC, the Lender shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents that is not disclosed in the 8-K Filing.  Unless requested in writing by the Lender, the Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Lender with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Lender.  If the Lender has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries, it shall provide the Company with written notice thereof.  The Company shall, within two (2) Trading Days (as defined in the Amended Note) of receipt of such notice, make public disclosure of such material, nonpublic information.  Subject to the foregoing, neither the Company nor any of its Subsidiaries shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Lender, to make any press release or other public disclosure with respect to such transactions (a) in substantial conformity with the 8-K Filing and contemporaneously therewith and (b) as is required by applicable Requirements of Law (provided that in the case of clause (a) the Lender shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).  Without the prior written consent of the Lender, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of the Lender in any filing, announcement, release or otherwise, except as required by applicable Requirements of Law.

4.6

Best Efforts.  The Company shall use its best efforts to satisfy timely each of the conditions to be satisfied by it as provided in Sections 3.3 and 3.4 hereof.

SECTION 5.

REPRESENTATIONS AND WARRANTIES

5.1

Representation and Warranties of the Company.  The Company hereby represents and warrants to the Lender as follows:

(a)

Organization and Qualification.  Except as set forth on Schedule 5.1(a)(i), each of the Company and its “Subsidiaries” (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns any of the capital stock or holds an equity or similar interest) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted.  Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.  The Company has no Subsidiaries except as set forth on Schedule 5.1(a)(ii).  All of the capital stock and other equity securities of each of the Company’s Subsidiaries is wholly-owned by the Company or one of its Subsidiaries, except as set forth on Schedule 5.1(a)(ii).

(b)

Authorization; Enforcement; Validity.  The Company has the requisite power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof.  The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, the reservation for issuance and the issuance of the Warrant Shares (if the Warrant is required to be issued pursuant to Section 2.2(b)), the reservation for issuance and the issuance of the Common Stock issuable upon conversion of the Amended Note (the “Conversion Shares” and together with the Amended Note, the Shares, the Warrant (if required to be issued pursuant to Section 2.2(b)) and the Warrant Shares (if the Warrant is required to be issued pursuant to Section 2.2(b)), the “Securities”) have been duly authorized by the Company’s Board of Directors and (other than the filing with the SEC and applicable state securities commissions of Form D and related filings and the filing with the SEC of one or more registration statements in accordance with the requirements of the Investor Rights Agreement) no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders.  This Agreement and the other Transaction Documents have been or will, when executed and delivered, be duly executed and delivered by the Company, and constitute or will, when executed and delivered, constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)

Issuance of Securities.  The issuance of the Securities is duly authorized and, upon issuance thereof, the Securities will be validly issued, fully paid, non-assessable and are and will be free from all taxes and Liens.  As of the Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals or exceeds 130% of the aggregate of (i) the maximum number of Warrant Shares (if the Warrant is required to be issued pursuant to Section 2.2(b)) issuable upon exercise of the Warrant without taking into account any limitations on the exercise of the Warrant set forth in the Warrant and (ii) the maximum number of Conversion Shares issuable upon conversion of the Amended Note without taking into account any limitations on the conversion of the Amended Note set forth in the Amended Note.  Upon conversion or payment in accordance with the Amended Note, the Conversion Shares and, upon exercise of the Warrant (if required to be issued pursuant to Section 2.2(b)) in accordance with the terms thereof, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes and Liens, with the holders being entitled to all rights accorded to a holder of Common Stock.  The offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.  The Securities shall be issued in compliance with all applicable securities laws.

(d)

No Conflicts.  Except as set forth on Schedule 5.1(d), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Amended Note, the Shares, the Warrant (if required to be issued pursuant to Section 2.2(b)) and reservation for issuance and issuance of the Conversion Shares and the Warrant Shares (if the Warrant is required to be issued pursuant to Section 2.2(b)) will not (i) result in a violation of any articles of incorporation, certificate of formation, any certificate of designations or other constituent documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or the bylaws of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the OTC Bulletin Board (the “Principal Market”)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

(e)

Consents.  Except as set forth on Schedule 5.1(e), neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, Governmental Authority or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the consents, registrations, applications or filings pursuant to the preceding sentence.  The Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(f)

Acknowledgment Regarding Lender’s Purchase of Securities.  The Company acknowledges and agrees that the Lender is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that the Lender is not (i) an officer or director of the Company, (ii) an "affiliate" of the Company or any of its Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act).  The Company further acknowledges that the Lender is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents or the transactions contemplated hereby and thereby, and any advice given by the Lender or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Lender’s purchase of the Securities and other transactions contemplated by this Agreement.  The Company further represents to the Lender that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(g)

No General Solicitation; Placement Agent's Fees.  Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for Persons engaged by the Lender or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Lender harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged the Placement Agent in connection with the sale of the Securities and the sale of Common Stock in the Private Offering.  The aggregate amount of all fees and expenses owed by the Company to the Placement Agent in respect of the Private Offering is substantially as set forth in the Confidential Private Placement Offering Memorandum prepared by the Company and used in the Private Offering.  Other than the Placement Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities or the sale of Common Stock in the Private Offering.

(h)

No Integrated Offering.  None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.  None of the Company, its Subsidiaries, their affiliates or any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

(i)

Dilutive Effect.  The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Amended Note and Warrant

Shares (if the Warrant is required to be issued pursuant to Section 2.2(b)) issuable upon exercise of the Warrant (if required to be issued pursuant to Section 2.2(b)) will increase in certain circumstances.  The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Amended Note and Warrant Shares (if the Warrant is required to be issued pursuant to Section 2.2(b)) upon exercise of the Warrant (if required to be issued pursuant to Section 2.2(b)) in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j)

Application of Takeover Protections; Rights Agreement.  The Company and its board of directors and shareholders have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Articles of Incorporation or Bylaws or the laws of the jurisdiction of its formation or otherwise which is or could become applicable to the Lender as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Lender’s ownership of the Securities.  The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(k)

SEC Documents; Financial Statements.  Except as disclosed on Schedule 5.1(k), during the three (3) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  The Company has delivered to the Lender or its representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  No other information provided by or on behalf of the Company to the Lender which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(l)

Absence of Certain Changes.  Except as disclosed on Schedule 5.1(l), since January 1, 2010, there has been no Material Adverse Effect, no event, condition or circumstance that would be reasonably likely to have a Material Adverse Effect and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries.  Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.  The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below).  For purposes of this Section, “Insolvent” means, with respect to any Person (as defined below), (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness (as defined below), (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(m)

No Undisclosed Events, Liabilities, Developments or Circumstances.  No event, liability, development or circumstance has occurred or exists, or to the knowledge of the Company is contemplated to occur with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws and which has not been publicly disclosed.

(n)

Conduct of Business; Regulatory Permits.  Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under any certificate of designations of any outstanding series of preferred stock of the Company, its Articles of Incorporation or Bylaws or its organizational charter or articles of incorporation or bylaws (or similar governing documents), respectively.  Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation or other Requirement of Law applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing.  Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future.  During the two years prior to the date hereof, the Common Stock has been designated for quotation on the Principal Market.  During the two years prior to the date hereof, (i) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (ii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market.  The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o)

Foreign Corrupt Practices.  Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(p)

Sarbanes-Oxley Act.  The Company is in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, and any and all applicable rules and regulations promulgated by the SEC thereunder.

(q)

Transactions With Affiliates.  Except as set forth on Schedule 5.1(q), none of the officers, directors or employees of the Company is a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(r)

Equity Capitalization.  The authorized capital stock of the Company consists of (i) 180,000,000 shares of Common Stock, of which 45,759,150 shares are issued and outstanding, 5,075,864 shares are reserved for issuance pursuant to the Company's stock option and purchase plans, and 13,106,619 shares are reserved for issuance pursuant to securities (other than the aforementioned options, warrants, the Warrant (if required to be issued pursuant to Section 2.2(b)) and the Amended Note) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 20,000,000 shares of preferred stock, no par value, of which none are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, duly authorized and validly issued and fully paid and nonassessable.  Except as set forth on Schedule 5.1(r): (i) none of the Company's capital stock is subject to preemptive rights or any other similar rights or any Liens suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Investor Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents. The Company has furnished or made available to the Lender true, correct and complete copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company's Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and as set forth on Schedule 5.1(r), the material terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereof.

(s)

Indebtedness and Other Contracts.  Except as set forth on Schedule 5.1(s), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any material contract as defined in Item 601 of Regulation S-K promulgated by the SEC, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness.  For purposes of this Agreement:  (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including  “capital leases” in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Liens upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, (H) all indebtedness referred to in clauses (A) through (G) above guaranteed in any manner by the Person, or in effect guaranteed, directly or indirectly, in any manner by the Person through an agreement, contingent or otherwise, to supply funds to, or in any other manner invest in, the debtor, or to purchase indebtedness, or to purchase and pay for property if not delivered or pay for services if not performed, primarily or exclusively, for the purpose of enabling the debtor to make payment of the indebtedness or to insure the owners of the indebtedness against loss and (I) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (H) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a Governmental Authority or any department or agency thereof.

(t)

Absence of Litigation.  There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s Subsidiaries or any of the Company’s or its Subsidiaries’ officers or directors in their capacities as such, except as set forth on Schedule 5.1(t).

(u)

Insurance.  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as is prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.  Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers.

(v)

Employee Relations.

(i)

Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union.  The Company and its Subsidiaries believe that their relations with their employees are good.  No executive officer of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary.  No executive officer of the Company or any of its Subsidiaries, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

(ii)

The Company and its Subsidiaries are in compliance with all federal, state, local and foreign Requirements of Law respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours.

(w)

Title.  Except as set forth on Schedule 5.1(w), the Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries.   Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(x)

Intellectual Property Rights.  The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted.  Except as set forth on Schedule 5.1(x), none of the Company’s Intellectual Property Rights have expired or terminated, or are expected to expire or terminate, within three years from the date of this Agreement.  The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others.  The Company does not have any knowledge of any infringement by any third party of the Company’s or any of its Subsidiaries’ Intellectual Property Rights.  There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or its Subsidiaries, being threatened, against the Company or its Subsidiaries regarding its Intellectual Property Rights.  To the knowledge of the Company, there is no reasonable basis for any such claim, action or proceeding.  The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

(y)

Environmental Laws.  The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.  The term “Environmental Laws” means all federal, state, local or foreign Requirements of Law relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(z)

Subsidiary Rights.  Except as set forth on Schedule 5.1(z), the Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of the Company’s direct and indirect Subsidiaries as owned by the Company or such Subsidiary.

(aa)

Investment Company Status.  The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(bb)

Tax Status.  The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(cc)

Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as set forth on Schedule 5.1(cc), during the twelve months prior to the date hereof, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant or auditor relating to any material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

(dd)

Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(ee)

Ranking of Notes.  Except as set forth on the Schedule 5.1(ee), no Indebtedness of the Company is senior to or ranks pari passu with the Amended Note in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

(ff)

Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Lender hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(gg)

Manipulation of Price.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) other than the Placement Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than the Placement Agent, paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(hh)

Acknowledgement Regarding Lender’s Trading Activity. It is understood and acknowledged by the Company that (i) the Lender has not been asked to agree, and the Lender has not agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) the Lender, and counter parties in "derivative" transactions to which the Lender is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iii) the Lender shall not be deemed to have any affiliation with or control over any arm's length counter-party in any “derivative” transaction. The Company further understands and acknowledges that the Lender may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares or the Warrant Shares (if the Warrant is required to be issued pursuant to Section 2.2(b)) are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders' equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Amended Note or any of the other Transaction Documents.

(ii)

U.S. Real Property Holding Corporation.  The Company is not, nor has it ever been, a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company shall so certify upon the Lender’s request.

(jj)

Bank Holding Company Act.  Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”), or to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five (25%) or more of the total equity of a bank or any  equity that is subject to the BHCA or to regulation by the Federal Reserve.  Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA or to regulation by the Federal Reserve.

(kk)

Disclosure.  Except as set forth on Schedule 5.1(kk), the Company confirms that neither it nor any other Person acting on its behalf has provided the Lender or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information.  The Company understands and confirms that the Lender will rely on the foregoing representations in effecting transactions in securities of the Company.  All disclosure provided to the Lender regarding the Company, or any of its Subsidiaries, their business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Except as contemplated by this Agreement, no event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable Requirements of Law, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

5.2

Representation and Warranties of the Lender.  The Lender hereby represents and warrants to the Company as follows:

(a)

No Public Sale or Distribution.  The Lender (i) has acquired the Existing Note as amended by the Amended Note, (ii) is acquiring the Shares, (iii) is acquiring the Warrant (if required to be issued pursuant to Section 2.2(b)), (iv) upon conversion of the Amended Note will acquire the Conversion Shares and (iv) upon exercise of the Warrant (if required to be issued pursuant to Section 2.2(b)) will acquire the Warrant Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Lender does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.  The Lender is acquiring the Securities hereunder in the ordinary course of its business.  The Lender does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(b)

Accredited Investor Status.  The Lender is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(c)

Reliance on Exemptions.  The Lender understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Lender’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Lender set forth herein in order to determine the availability of such exemptions and the eligibility of the Lender to acquire the Securities.

(d)

Information.  The Lender and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Lender.  The Lender and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  Neither such inquiries nor any other due diligence investigations conducted by the Lender or its advisors, if any, or its representatives shall modify, amend or affect the Lender’s right to rely on the Company’s representations and warranties contained herein.  The Lender understands that its investment in the Securities involves a high degree of risk.  The Lender has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e)

No Governmental Review.  The Lender understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f)

Transfer or Resale.  The Lender understands that except as may be provided in the Investor Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Lender shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Lender provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  The Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and the Lender, if effecting a pledge of Securities, shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Documents, including, without limitation, this Section 5.2(f).

(g)

Legends.  The Lender understands that the certificates or other instruments representing the Amended Note and, until such time as the resale of the Securities has been registered under the Securities Act, the stock certificates representing the Securities, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at any applicable balance account, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.

(h)

Validity; Enforcement.  This Agreement and the other Transaction Documents to which the Lender is a party have been (or will be) duly and validly authorized, executed and delivered on behalf of the Lender and shall constitute the legal, valid and binding obligations of the Lender enforceable against the Lender in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)

No Conflicts.  The execution, delivery and performance by the Lender of this Agreement and the other Transaction Documents to which the Lender is a party and the consummation by the Lender of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Lender or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Lender is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment  or decree (including federal and state securities laws) applicable to the Lender, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Lender to perform its obligations hereunder.

(j)

Residency.  The Lender’s principal place of business is in New York.

(k)

Certain Trading Activities.  Other than with respect to the Existing Purchase Agreement, the Existing Note, the Existing Warrant and the transactions contemplated herein, since the time that the Lender was first contacted by the Company or any other Person regarding the transactions contemplated hereby, neither the Lender nor any affiliate of the Lender which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to the Lender’s investments or trading or information concerning the Lender’s investments, including in respect of the Securities, and (z) is subject to the Lender’s review or input concerning such affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Lender or Trading Affiliate, effected or agreed to effect any purchases or sales of the securities of the Company (including, without limitation, any short sales involving the Company’s securities). Notwithstanding the foregoing, in the case of the Lender and/or Trading Affiliate that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of the Lender’s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Lender’s or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement.  Other than to officers, directors, partners, members, advisors and affiliates of the Lender and other Persons party to this Agreement, the Lender has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

SECTION 6.

REGISTER; ISSUANCE OF STOCK CERTIFICATES AND WARRANTS

6.1

Register.  The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities, which for purposes of the Common Stock, shall be the Company's existing independent registrar and transfer agent) a register for the Securities in which the Company shall record the name and address of the Person in whose name the Securities have been issued (including the name and address of each transferee), the principal amount of the Amended Note held by such Person, the number of Conversion Shares issuable upon conversion of the Amended Notes and the number of shares of Common Stock held by such Person. The Company shall keep the register open and available at all times during reasonable business hours for inspection of the Lender or its legal representatives.

6.2

Issuance of Stock Certificates and Warrants.    The Company shall cause its transfer agent to prepare and issue certificate(s) registered in the name of the Lender or its nominee(s), for the Shares issued at the Closing, and shall also execute and issue the Warrant to Lender or its nominee(s).  The Company warrants that no instruction other than stop transfer instructions to give effect to Section 5.2(g) hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. If the Lender effects a sale, assignment or transfer of the Securities in accordance with Section 5.2(f) hereof, the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Lender to effect such sale, transfer or assignment.  In the event that such sale, assignment or transfer involves the Shares, the Warrant Shares (if the Warrant is required to be issued pursuant to Section 2.2(b)) or Conversion Shares assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Lender, assignee or transferee, as the case may be, without any restrictive legend.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Lender.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6.2 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6.2, that the Lender shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

SECTION 7.

TERMINATION OF THIS AGREEMENT

7.1

Termination of this Agreement.  This Agreement may be terminated at any time by the agreement, in writing, of the Company and the Lender.  In addition, this Agreement may be terminated by the Lender, effective immediately upon written notice to the Company, without further act or deed of any other Person, upon and after the occurrence of any of the following:

(a)

the Closing Date does not occur on or prior to December 31, 2010 (the “Outside Closing Date”);

(b)

any Governmental Authority, the approval of which is required to consummate the issuance of the Amended Note and the other transactions contemplated by this Agreement and the other Transaction Documents, fails to approve on or before the Outside Closing Date, or otherwise notifies the Lender that it will not approve, the issuance of the Securities or any other transaction contemplated by this Agreement or any other Transaction Document; or

(c)

a material violation or breach by the Company of any representation, warranty, covenant or other agreement contained in this Agreement has occurred which would be reasonably likely to prevent the satisfaction of any condition to the obligations of the Lender on or before the Outside Closing Date and such violation or breach has not been waived by the Lender or cured by the Company to the satisfaction of the Lender within fifteen (15) days after notice thereof is provided in accordance with Section 9.13 hereof.

7.2

Effects of Termination.  Each Party’s right of termination under Section 7.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies.  If this Agreement is terminated pursuant to Section 7.1, all further obligations of the Parties under this Agreement will terminate, except that the obligations in this Section 7.2 and Section 9 will survive; provided, however, that if this Agreement is terminated by a Party because of the breach of this Agreement by the other Party or because one or more of the conditions to the terminating Party’s obligations under this Agreement is not satisfied as a result of the other Party’s failure to comply with its obligations under this Agreement, the terminating Party’s right to pursue all legal remedies will survive such termination unimpaired.

SECTION 8.

SURVIVAL; INDEMNIFICATION

8.1

Reliance.  Each Party shall be entitled to rely upon, and shall be deemed to have relied upon, all representations, warranties and covenants of the other Party set forth in this Agreement which have been or are made in favor of such Party, and the rights of the Lender under this Section 8 shall not be affected, notwithstanding (a) the making of this Agreement, (b) any investigation or examination conducted with respect to, or any knowledge acquired (or capable of being acquired) about the accuracy or inaccuracy of or compliance with, any representation, warranty, covenant, agreement, undertaking or obligation made by or on behalf of the Parties, (c) the waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant, agreement, undertaking or obligation, or (d) the Closing hereunder.

8.2

Survival. The representations and warranties and agreements and covenants of the Company and the Lender set forth in the Transaction Documents shall survive the Closing.

8.3

Indemnification.  In consideration of the Lender’s execution and delivery of the Transaction Documents and acquisition of the Securities hereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Lender and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any disclosure made by the Company pursuant to Section 4.5, or (iii) the status of the Lender or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable Requirements of Law.

SECTION 9.

MISCELLANEOUS PROVISIONS

9.1

Effectiveness.  Notwithstanding anything contained herein to the contrary, this Agreement shall be effective only upon execution and delivery of this Agreement by each of the Parties hereto.

9.2

Payment of Expenses. Whether or not the Closing occurs, the Company shall reimburse the fees and expenses of the Lender incurred in connection with the transactions contemplated hereby, including, without limitation, reasonable attorneys’ fees, promptly upon demand.

9.3

Entire Agreement.  This Agreement and the other Transaction Documents (including all Schedules, Annexes and Exhibits attached hereto and thereto) constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof.  There are no representations, warranties, understandings or agreements among the Parties other than as set forth herein and therein.

9.4

Severability; Specific Enforcement.  If any provision of this Agreement or the application of any provision hereof to any circumstances is held invalid, unenforceable or otherwise illegal, the remainder of the Agreement and the application of such provision to other circumstances shall not be affected, and the provisions so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.  Upon any such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible. The Company acknowledges and agrees that the Lender may be damaged irreparably in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached.  Accordingly, the Company agrees that the Lender may be entitled, subject to a determination by a court of competent jurisdiction, to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof.

9.5

Amendments.  No amendment, supplement or modification of this Agreement shall be enforceable against any Party unless such Party has consented thereto in writing.

9.6

Counterparts; Facsimiles.  This Agreement may be executed and delivered in more than one counterpart, and by the different Parties in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.  Exchange and delivery of this Agreement by facsimile or electronic transmission shall constitute a valid and binding execution and delivery of this Agreement by such Party.

9.7

Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

9.8

Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement or other Transaction Documents shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions other than Section 5-1401 of New York’s General Obligations Law) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such Party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

9.9

Further Actions.  From and after the Closing Date, the Parties agree to reasonably cooperate with one another and will execute and deliver all such documents and instruments and do all such other reasonable acts and things as may be necessary and appropriate to carry out the provisions of this Agreement, as promptly as practicable.

9.10

Assignment.

(a)

The rights and obligations of the Parties under this Agreement shall not be assignable without the written consent of all of the other Parties hereto.

(b)

This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and permitted assigns.  Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any Person other than the Parties and successors and assigns permitted by this Section 9.10 any right, remedy or claim under or by reason of this Agreement.

9.11

Waivers.  Any term or provision of this Agreement may be waived, or the time for its performance may be extended by an authorized representative of each of the Parties entitled to the benefit thereof.  Any such waiver shall be validly and sufficiently given for the purposes of this Agreement if, as to any Party, it is in writing signed by an authorized representative of such Party.  The failure of any Party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

9.12

No Third Party Beneficiaries.  This Agreement is intended for the benefit of the Parties and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person other than, with respect to the matters contemplated by Section 8, the Indemnitees.

9.13

Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending Party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the Party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Broadcast International, Inc.

7050 Union Park, Ave. #600

Salt Lake City, Utah 84047

Attention:

James Solomon

Telephone:

(801) 562-2252

Facsimile:

(801) 562-1773

With a copy (which shall not constitute notice) to:

Holland & Hart LLP

222 South Main, Suite 2200

Salt Lake City, Utah 84101

Attention:

David G. Angerbauer, Esq.

Telephone:

(801) 799-5800

Facsimile:

(801) 799-5700

If to the Lender:

c/o Sandell Asset Management

40 West 57th St

26th Floor

New York, NY 10019

Attention:

Lee Iannarone

Telephone:

(212) 603-5700

Facsimile:

(212) 603-5710

With a copy (which shall not constitute notice) to:

Winston & Strawn LLP

200 Park Avenue

New York, New York 10166

Attention:

Bradley C. Vaiana, Esq.

Telephone:

(212) 294-2610

Facsimile:

(212) 294-4700

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient Party has specified by written notice given to the other Party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

9.14

Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Lender exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Lender may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

9.15

Payment Set Aside. To the extent that the Company makes a payment or payments to the Lender hereunder or pursuant to any of the other Transaction Documents or the Lender enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any Requirements of Law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(Signature Page Follows)

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

BROADCAST INTERNATIONAL, INC.

By:/s/ Rodney M. Tiede

                Name:  Rodney M. Tiede

      Title:

President & CEO

(Signature Page to Loan Restructuring Agreement)

1315865.11

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

CASTLERIGG MASTER INVESTMENTS LTD.

By Sandell Asset Management Corp.,

its investment manager

By:  /s/ Thomas E. Sandell

      Name:  Thomas E. Sandell

      Title:  Chief Executive Officer

(Signature Page to Loan Restructuring Agreement)

1315865.11

EXHIBIT A

AMENDED AND RESTATED SENIOR CONVERTIBLE NOTE

NY:1315865.11

EXHIBIT B

INVESTOR RIGHTS AGREEMENT

NY:1315865.11

EXHIBIT C

FORM OF WARRANT

NY:1315865.11